UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

February 14, 2012

NORTHROP GRUMMAN CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-16411	No. 95-4840775
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2980 Fairview Park Drive, Falls Church, Virginia 22042

www.northropgrumman.com

(Address of principal executive offices and internet site)

(703) 280-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
INDEX TO EXHIBITS	5

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

On February 15, 2012, the following compensation-related actions for the Company’s named executive officers were approved. Information regarding these actions will be included in our 2012 Proxy Statement.

•	Approved no change in 2012 base salaries for the named executive officers.

•

Approved the 2012 goals under the 2002 Incentive Compensation Plan (the “ICP”) and approved an increase in the Annual Incentive Targets for all named executive officers (other than Mr. Bush) from 75% to 100% of base salary. The 2012 Annual Incentive Target for Mr. Bush remained the same as his prior year target. The financial metrics selected for inclusion in the ICP, and the relative weightings of those selected metrics, are the same as the financial metrics used in 2011.

•

Awarded Restricted Performance Stock Rights (“RPSR”) to the named executive officers for the performance period 2012-2014 and approved the metrics for such RPSR awards, which continue to be measured in terms of relative TSR.

In addition, on February 14, 2012, the Compensation Committee also approved changes in methodology and amendments to the terms of the 2012 RPSR and restricted stock right (“RSR”) awards for the named executive officers which differ from the prior year awards, including in the following respects:

•

Amended the terms of the RPSR awards to (1) reduce the maximum payout under the programs from 200% of the RPSR award granted to 150% of the RPSR award granted, (2) limit the payout to no more than 100% of the award granted if total shareholder return over the performance period is negative and (3) provide that dividend equivalents shall be paid on such RPSR awards; and

•	Amended the terms of the RSR awards to: (1) provide for three-year cliff vesting and (2) provide that dividend equivalents shall be paid on such RSR awards.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Grant Certificate Specifying the Terms and Conditions Applicable to 2012 Restricted Stock Rights Granted Under the 2011 Long-Term Incentive Stock Plan

10.2	Grant Certificate Specifying the Terms and Conditions Applicable to 2012 Restricted Performance Stock Rights Granted Under the 2011 Long-Term Stock Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey
Corporate Vice President and Secretary

Date: February 17, 2012

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Grant Certificate Specifying the Terms and Conditions Applicable to 2012 Restricted Stock Rights Granted Under the 2011 Long-Term Incentive Stock Plan

Exhibit 10.2	Grant Certificate Specifying the Terms and Conditions Applicable to 2012 Restricted Performance Stock Rights Granted Under the 2011 Long-Term Incentive Stock Plan

5